                                    GUARANTY

     THIS GUARANTY (this  "Guaranty") is executed and given by (the "Guarantor")
as of , 2008 (the "Effective Date") to AgCountry Farm Credit Services,  FCA (the
"Lender").

     WHEREAS,  Guarantor is a member of the Board of Directors of NEDAK Ethanol,
LLC, a Nebraska limited liability company (the "Company");

     WHEREAS, the Company has entered into a Master Credit Agreement dated as of
February 14, 2007  (together  with the  "Supplements"  defined  therein,  and as further  amended,  supplemented  and in effect  from time to time,  the  "Credit
Agreement")  with  Lender,  pursuant to which  Lender,  subject to the terms and conditions contained in the Credit Agreement, is to make loans to the Company;

     WHEREAS,  Lender and the Company intend to enter into the Third  Supplement to the Credit Agreement (the "Third  Supplement")  pursuant to which Lender will provide certain accommodations to the Company; and

     WHEREAS,  as a condition  precedent to entering into the Third  Supplement,
Lender  requires  that  each of the  members  of the Board of  Directors  of the
Company  provide a personal  guaranty for the purpose of confirming the Board of
Directors'  commitment  to raise  capital and  Guarantor  wishes to provide such guaranty.

     NOW  THEREFORE,  in  consideration  of the foregoing and for other good and valuable consideration, the Guarantor hereby agrees as follows.

     The Guarantor personally and unconditionally  guarantees to Lender that the
Board of Directors of the Company will raise additional equity in the Company in the amount of $2,000,000 upon  Performance Test Acceptance as defined in the EPC
Contract (the "Obligation").

     Sixty days following Performance Test Acceptance, Lender may demand payment of the Obligation by delivering written notice thereof ("Performance Notice") to the  Guarantor  setting  forth the  amount  to be paid to  Lender by  Guarantor;
provided  that  Guarantor  shall  not be  liable  for any  payment  in excess of
Guarantor's  designated  portion of the  Obligation as set forth on Exhibit A to this  Guaranty.  Within  10 days  after  receiving  a  Performance  Notice,  the
Guarantor  shall deliver full payment in the amount set forth in the Performance
Notice.

     This Guaranty  shall be in effect from  Effective  Date and shall remain so until the Company has received an aggregate amount of at least $2,000,000 in equity raised by the Company's  Board of Directors and the Company has delivered
written  evidence  of  such  to  Lender  in  a  form   satisfactory  to  Lender.
Notwithstanding  termination of this Guaranty,  the Guarantor's  obligations and liabilities  hereunder  shall be open and continuous and shall not be discharged except by full and complete performance and satisfaction of all Obligations, and then only to the extent of such performance.

     This Guaranty is governed by the laws of the state of North Dakota  without regard to conflict of laws  principles.  This Guaranty may not be amended except in writing signed by Lender and the Guarantor. This Guaranty represents the full and  complete  agreement  and  understanding  of the parties with respect to the subject matter hereof.

                            (Signature Page Follows)

     IN WITNESS WHEREOF, the undersigned  Guarantor executes this Guaranty as of the date first set forth above.

                               GUARANTOR:

                               By:
                                   ---------------------------------------------

                               Name:
                                    --------------------------------------------

                                    Exhibit A

                            DIRECTOR GUARANTY AMOUNTS
Name                                                  Amount
                                                      ------
Everett Vogel:                                       $100,000
Clayton Goeke:                                       $100,000
Paul Seger:                                          $100,000
Jeff Lieswald:                                       $100,000
Robin Olson:                                          $95,000
Gerald Winings:                                       $75,000
Kirk Shane:                                           $72,000
Todd Shane:                                           $72,000
Paul Corkle:                                          $72,000
Jerome Fagerland:                                     $72,000
Ken Osborne:                                          $71,428
Dick Bilstein:                                        $71,428
Total:                                              $1,000,856